Exhibit 10.1

First Amendment to Marketing Agreement

This First Amendment to Marketing Agreement ("Amendment") dated July __, 2000, is made and entered into by and between Charles Schwab & Co., Inc., a California corporation, ("Schwab") and E-LOAN, Inc., a Delaware corporation ("E-LOAN"), and is effective as of April 25, 2000.

WHEREAS, Schwab and E-LOAN have entered into a Marketing Agreement (the "Agreement") dated April 25, 2000;

WHEREAS, Schwab and E-LOAN have a mutual desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties hereby agree as follows:

l. The following Section 11.4.1 is hereby added to the Agreement as follows:

11.4.1 Termination by E-LOAN. E-LOAN shall have the right to terminate the Agreement at the end of the First Year, upon 180 days written notice to Schwab.

2. Except for the changes set forth in this Amendment, the Agreement shall remain unchanged in all respects, and shall remain in full force and effect in accordance with its terms

E-LOAN, INC.	CHARLES SCHWAB & CO., INC.
By: __________________	By: __________________
Name: _______________	Name: _______________
Title: ________________	Title: ________________